EXHIBIT 10.13



                            PROMISSORY NOTE EXTENSION

         The undersigned, William J. Volz, being the holder of a promissory note (the "Note") from Logic Devices Incorporated dated February 24, 1999 in the principal amount of $100,000, hereby agrees to the extension of the Maturity Date, as defined in the Note, to December 31, 1999.

September 30, 1999




                                                 /s/ William J. Volz
                                                -----------------------
                                                    William J. Volz









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